Long-term debt	12 Months Ended
Dec. 31, 2025
Borrowings [Abstract]
Long-term debt [Text Block]

15. Long-term debt

	2025	2024
	$	$

Balance - Beginning of period	93,900	145,080
Increase in revolving credit facility	10,437	35,000
Repayment of revolving credit facility	(105,372)	(84,721)
Foreign exchange revaluation impact	1,035	(1,459)

Balance - End of period	-	93,900

Current portion	-	-
Non-current portion	-	93,900
	-	93,900

Revolving credit facility

In May 2025, the Company amended its existing revolving credit facility (the "Credit Facility"), including the conversion from a Canadian dollar denominated facility to a United States dollar denominated facility, as well as an increase in the overall size of the Credit Facility. Under the amended agreement, the Company has now access to a Credit Facility of $650.0 million with an additional uncommitted accordion of up to $200.0 million (subject to acceptance by the lenders). The previous credit facility agreement had a maximum amount of C$550.0 million with an uncommitted accordion of up to C$200.0 million.

The maturity date of the Facility was extended from April 30, 2028 to May 30, 2029. The Facility is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of royalties, streams and other interests, and is secured by the Company's assets.

The Facility is subject to standby fees. Funds drawn bear interest based on the base rate, prime rate, Canadian Overnight Repo Rate Average ("CORRA") or Secured Overnight Financing Rate ("SOFR"), plus an applicable margin depending on the Company's leverage ratio.

The Facility includes quarterly covenants that require the Company to maintain certain financial ratios, including leverage ratios, and to meet certain non-financial requirements. As at December 31, 2025, all such ratios and requirements were met.